UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                     1-13245                75-2702753
----------------------------         ------------        -------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 7.01.  Regulation FD Disclosure..............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits........................................      3

Signature.........................................................      4

Exhibit Index.....................................................      5



                                       2







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                        PIONEER NATURAL RESOURCES COMPANY

Item 7.01.   Regulation FD Disclosure

     On June 16, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that it has agreed to sell its interest in the Olowi block offshore Gabon to an undisclosed party for expected net proceeds of approximately $49 million. The transaction is expected to close during the third quarter of 2005 and is subject to government agreement as to certain provisions of the associated production sharing contract and normal closing conditions. As a result of this agreement, Pioneer will reverse its previously recorded tax benefit of $27 million associated with the decision to exit Gabon made during the fourth quarter of 2004. The reversal will be recorded as deferred tax expense during the second quarter of 2005. The gain on sale of approximately $49 million will be recorded upon closing, expected during the third quarter of 2005.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

           99.1   News Release dated June 16, 2005.



                                       3





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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:  June 20, 2005          By:     /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer



                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1(a)              News Release dated June 16, 2005.


------------------
(a) filed herewith




                                       5





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